UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

MultiSensor AI Holdings, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705
April [  ], 2024
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of MultiSensor AI Holdings, Inc., which will be held on Monday, June 17, 2024, beginning at 10:00 a.m., Central Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/MSAI2024.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 24, 2024 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/MSAI2024.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
/s/ David Gow

David Gow
Chairman of the Board

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2024
NOTICE IS HEREBY GIVEN that the 2024 annual meeting of stockholders (the “Annual Meeting”) of MultiSensor AI Holdings, Inc. (the “Company”), a Delaware corporation, will be held on Monday, June 17, 2024, at 10:00 a.m., Central Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MSAI2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
(1)
to elect Margaret Chu, Stuart V. Flavin III, David Gow, Petros Kitsos, Reid Ryan and Steven Winch as directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified;

(2)
to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024;

(3)
to approve, for purposes of complying with Nasdaq listing Rule 5635(d), the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its equity line of credit with B. Riley Principal Capital II, LLC;

(4)
to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3; and

(5)
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 24, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation.
Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Gary Strahan

Gary Strahan
Chief Executive Officer
Beaumont, Texas
April [  ], 2024
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April [  ], 2024.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com

i

Page
Board Recommendation	13
Audit Committee Report	13
Submitted by the Audit Committee of the Company’s Board of Directors	13
PROPOSAL NO. 3 APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY PURSUANT TO THE EQUITY LINE OF CREDIT	14
Background and Overview	14
Effect on Current Stockholders if the ELOC Issuance Proposal is Approved	15
Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved	15
Board Recommendation	16
PROPOSAL NO. 4 APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING	17
Board Recommendation	17
EXECUTIVE OFFICERS	18
CORPORATE GOVERNANCE	19
Corporate Governance Guidelines	19
Board Leadership Structure	19
Director Independence	20
Board Committees	20
Audit Committee	20
Compensation Committee	21
Nominating and Corporate Governance Committee	21
Board and Board Committee Meetings and Attendance	22
Executive Sessions	22
Director Attendance at Annual Meeting of Stockholders	22
Director Nominations Process	22
Board Role in Risk Oversight	23
Committee Charters and Corporate Governance Guidelines	24
Code of Business Conduct and Ethics	24
Anti-Hedging Policy	24
Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)	24
Communications with the Board	24
Board Diversity Matrix (as of April 29, 2024)	25
STOCK OWNERSHIP	30
Security Ownership of Certain Beneficial Owners and Management	30
Delinquent Section 16(a) Reports	31
CERTAIN TRANSACTIONS WITH RELATED PERSONS	32
Policies and Procedures on Transactions with Related Persons	32
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	36
HOUSEHOLDING	37
2023 ANNUAL REPORT	38

ii

MultiSensor AI Holdings, Inc.
2105 West Cardinal Drive
Beaumont, Texas 77705
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2024
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2023 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of MultiSensor AI Holdings, Inc. in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April [  ], 2024.
As used herein, the terms “Company,” “we,” “us,” or “our” refer to MultiSensor AI Holdings, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. Prior to the Business Combination (defined below), we were a blank check company. In December 2023, we consummated the closing of the transactions contemplated by the Business Combination Agreement, by and among SportsMap Tech Acquisition Corp. (“Legacy SMAP”), Infrared Cameras Holdings Inc. (“Legacy ICI”), and ICH Merger Sub Inc. (“Merger Sub”) (the “Business Combination”). Upon consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub merged with and into Legacy ICI with Legacy ICI surviving the merger as a wholly owned subsidiary of Legacy SMAP. Following the consummation of the Business Combination, Legacy SMAP changed its name from “SportsMap Tech Acquisition Corp.” to “Infrared Cameras Holdings, Inc.” (“ICI”) and, in February 2024, ICI changed its name to MultiSensor AI Holdings, Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Monday, June 17, 2024 at 10:00 a.m., Central Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MSAI2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 24, 2024 (the “Record Date”).
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
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Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

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Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2024.

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Proposal No. 3: Approval, for purposes of complying with Nasdaq listing Rule 5635(d), of the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its equity line of credit with B. Riley Principal Capital II, LLC (the “Equity Line of Credit” or “ELOC”).

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Proposal No. 4: Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were [  ] shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Central Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Under applicable stock exchange rules, Proposal No. 1, Proposal No. 3 and Proposal No. 4 are considered “non-routine” matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a “routine” matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•
by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;

•
by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 16, 2024.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/MSAI2024. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MSAI2024.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/MSAI2024 on the day of the Annual Meeting.

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Webcast starts at 10:00 a.m., Central Time.

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You will need your 16-Digit Control Number to enter the Annual Meeting.

•
Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Question and Answer (“Q&A”) session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the person presiding over the Annual Meeting.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please contact technical support as directed on the virtual meeting website.
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the nominees to the Board set forth in this Proxy Statement.

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2024.

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FOR the approval, for purposes of complying with Nasdaq listing Rule 5635(d), of the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its Equity Line of Credit.

•
FOR the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal No. 3: Approval of the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its Equity Line of Credit	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal No. 4: Approval of an adjournment of the Annual Meeting	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
A vote marked as an “Abstention” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is considered a “non-routine” matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a “routine” matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 16, 2024;

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voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 16, 2024;

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submitting a properly signed proxy card with a later date that is received no later than June 16, 2024; or

•
attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We want to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our Second Amended and Restated Certificate of Incorporation, as amended, and as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at seven, and we currently have seven directors serving on the Board. Our current directors are Margaret Chu, Stuart V. Flavin III, David Gow, Petros Kitsos, Reid Ryan, Gary Strahan and Steven Winch. Gary Strahan will not stand for re-election to the Board of Directors when his current term ends at the Annual Meeting. The Board has approved that, effective with the Annual Meeting, the number of directors authorized to serve on the Board will be reduced from seven to six members.
Our Certificate of Incorporation provides that directors are to hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification or removal. If elected at the Annual Meeting, the director nominees would hold office until our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) and until each such director’s respective successor has been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.
Our Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”) provide that the authorized number of directors may be changed only by resolution of the Board of Directors, subject to the rights of holders of any series of preferred stock. Subject to the rights of the holders of any series of preferred stock then outstanding in respect of preferred stock directors, any director may be removed with or without cause only by an affirmative vote of at least two-thirds of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as directors for the persons whose names and biographies appear below.
Nominees for Director
Our nominees for election at the Annual Meeting are Margaret Chu, Stuart V. Flavin III, David Gow, Petros Kitsos, Reid Ryan and Steven Winch. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board or the Board may elect to reduce its size. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 17, 2024 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election
Directors	Age	Director Since	Current Position with MSAI
Steven Winch	52	2023	Director and President
David Gow	60	2023	Director
Reid Ryan	52	2023	Director
Stuart V. Flavin III	57	2023	Director
Petros Kitsos	58	2023	Director
Margaret Chu	48	2023	Director
Steven Winch. Since the Closing, Steven Winch has served as a director and the President of MSAI. Mr. Winch served as Legacy ICI’s President since May 2020. Since 2014, he has also been the Managing Partner of Villard Capital, LLC, a private equity firm focused on investments in technology and industrial sectors. Previously, Mr. Winch was a Managing Director at The Blackstone Group focused on private equity and special situations investing. At Blackstone, Mr. Winch sourced, evaluated, and executed direct investment opportunities in both private and public markets. Before Blackstone, Mr. Winch was a senior advisor to Cornwall Capital Management LP. Prior to that, Mr. Winch worked at Ripplewood Holdings LLC where he sourced, analyzed, and executed direct private equity investments in technology and industrial sectors. Previously, Mr. Winch was an Engagement Manager at McKinsey & Company working across a range of industries in the U.S., Europe, Asia, South America, and Australia. He began his career in the Mergers & Acquisitions group of Salomon Brothers Inc. He previously served on the board of directors of Keweenaw Land Association, Ltd. from April 2018 to December 2021. Mr. Winch received an A.B. from Duke University, where he graduated magna cum laude and was elected Phi Beta Kappa, as well as an M.B.A. with Distinction from Harvard Business School. He is a member of the Council on Foreign Relations. Mr. Winch is well qualified to serve on the MSAI’s Board due to his familiarity with our business and his extensive management experience.
David Gow. Since the Closing, David Gow has served as a director of MSAI. Mr. Gow previously served as the Chief Executive Officer and a director of SportsMap since its inception until the Business Combination. In August 2007, Mr. Gow founded Gow Media, a multi-platform media company with a portfolio of platforms, including ESPN Radio Houston, the SportsMap Radio Network and digital content sites, CultureMap, SportsMap, InnovationMap and AutomotiveMap, and he has continued to serve as its Chairman since such time. Prior to Gow Media, between April 2002 to August 2007, Mr. Gow worked as a management consultant, providing advisory services involving strategic planning, fundraising, financial reviews and identification of new business opportunities for a portfolio of clients with a focus on ecommerce. From January 1999 through April 2002, Mr. Gow worked at Ashford.com, first as the CFO, leading a successful IPO, and ultimately as the CEO. From January 1996 to December 1998, Mr. Gow was the Director of Corporate Strategy at Compaq Computers, and from August 1993 to January 1996, Mr. Gow was a consultant at McKinsey & Co. He received his BA in Economics from Williams College in 1985 and a MPP degree from Harvard University in 1993. Mr. Gow is the father of Lawson Gow, who served as our Chief Strategy Officer of SportsMap. We believe Mr. Gow is qualified to serve on the MSAI’s Board due to his corporate finance, general management and public company experience.
Reid Ryan. Since the Closing, Reid Ryan has served as a director of MSAI. Mr. Ryan previously served as a director of SportsMap since October 18, 2021 until the Business Combination. In 2000, Mr. Ryan became the Founder & CEO of Ryan-Sanders Baseball, Inc., an entity that owns the Round Rock Express, the Triple-A affiliate of the Texas Rangers of Major League Baseball. Ryan-Sanders Baseball, Inc. is an ownership group that includes his father, Hall of Fame pitcher Nolan Ryan, his brother, Reese, and former Houston Astros part-owner Don Sanders. Mr. Ryan also serves on the board for Major League Baseball player development license group. In 2013, Mr. Ryan left Ryan-Sanders to become the president of the Houston Astros and served in this position from 2013 to 2019, which included two trips to the World Series and a World Championship in 2017, and thereafter became Executive Advisor of Business Relations in 2020. He was the executive producer for a feature length “30-for-30 style” documentary on Nolan Ryan which debuted in 2022. Mr. Ryan also runs a family office that invests in sports tech properties and other sports-related companies. Mr. Ryan is also a former college and professional baseball player. He attended the University of Texas at Austin before transferring to Texas Christian University, where he finished his collegiate career. We believe Mr. Ryan is qualified to serve on the MSAI’s Board due to his general management and sales and marketing experience.
Stuart V. Flavin III. Since the Closing, Stuart V. Flavin III has served as a director of MSAI. Mr. Flavin served as the Chief Operating Officer of Healthier Cleaning Innovations from March 2016 to July 2022. Additionally, Mr. Flavin served as the Chief Executive Officer from April 2018 to August 2019 and served as the Chief Operating Officer from January 2015 to March 2018 of N12 Technologies, Inc. Previously, Mr. Flavin served as the VP of Innovation for P&G’s Global Shave Care business from July 2009 to October 2012, where he focused on innovation strategy, product/technical roadmap planning, and program execution. Previously, Mr. Flavin was the VP of Global Operations for the Blades and Razors Business from January 2006 to June 2009. Prior to this, Mr. Flavin was a Partner at Mckinsey & Company where he focused on operational excellence across many industrial companies and co-led the Operations Practice. Mr. Flavin served as a director of Healthier Cleaning Innovations from June 2014 to June 2015 and N12 Technologies, Inc. from October 2012 to August 2019. Mr. Flavin received a B.S. in Chemical Engineering from the University of Rochester, where he graduated magna cum laude, as well as an M.B.A from Harvard Business School. Mr. Flavin is well qualified to serve on the MSAI’s Board due to his experience in innovation, program management, scaling businesses, and managing global operations.
Petros Kitsos. Since the Closing, Petros Kitsos has served as a director of MSAI. Mr. Kitsos currently serves as the Managing Principal of TBL Companies, LLC, a strategic services firm, since September 2006, and Co-Founder and Trustee of the KT Family Trust, a private investment trust, since July 2004. Prior to TBL Companies, LLC, Mr. Kitsos enjoyed a distinguished 16-year career in investment banking with Citigroup, Salomon Smith Barney, and Salomon Brothers where, among other responsibilities, he served as Head of the Global Defense & Aerospace Group, Head of Western Region Mergers & Acquisitions, and Co-Head of the Los Angeles office. Mr. Kitsos currently serves as a director of Sonnedix Power Holdings Ltd., elected in December 2014, Northrop Grumman Federal Credit Union, elected in November 2018, Maritime Tactical Systems, Inc., elected in September 2021, and St. Stefanos Greek Orthodox Community, Inc., elected in January 2023. Previously, Mr. Kitsos served as a director of PrecisionHawk, Inc. from September 2016 to April 2018, and Aries I Acquisition Corp. from February 2021 to July 2021. As Director of Aries I Acquisition Corp., a publicly traded “SPAC,” he participated in the company’s IPO, and then, participated in the diligence and review of over thirty merger targets. Mr. Kitsos received an A.B. from Hamilton College, where he was elected Phi Beta Kappa, as well as an M.B.A. with honors from Harvard Business School. He also attended St. Antony’s College, Oxford. Mr. Kitsos is well qualified to serve on the MSAI’s Board due to his extensive strategy and advisory experience in the aerospace, defense, and electronics sectors in the last thirty years.
Margaret Chu. Since the Closing, Margaret Chu has served as a director of MSAI. Ms. Chu most recently served as Executive Advisor of PaeDae Inc., an advanced media-buying technology platform, from July 2022 to December 2023, and its Chief Financial Officer from September 2022 to October 2023. Prior to PaeDae Inc., Ms. Chu served as the Chief Financial Officer of Vox Media, Inc. from March 2020 to March 2022. Prior to that, Ms. Chu served as an Executive Vice President at Green Pen, LLC from November 2018 to February 2022. Ms. Chu served as a director of Momo Holdings, LLC from December 2016 to October 2018, and FQS Holdings, LLC from January 2017 to October 2018. Additionally, Ms. Chu has held non-Director Board Observer positions for Momomilk, LLC, Legendary Pictures, Inc., Dayton Superior Corporation and TransDigm Group. Ms. Chu received a B.A. from Dartmouth College, where she was awarded the Milton Sims Kramer award, as well as an M.B.A. from Harvard Business School. Ms. Chu is well qualified to serve on the MSAI’s Board due to her extensive experience overseeing finance, accounting, corporate development and legal departments.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the election of each of Margaret Chu, Stuart V. Flavin III, David Gow, Petros Kitsos, Reid Ryan and Steven Winch as a director to hold office until the 2025 Annual Meeting and until his or her respective successor has been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP (“Deloitte”) has served as our independent registered public accounting firm since 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Deloitte to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of Deloitte is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Change in Independent Registered Public Accounting Firm
As previously reported, on December 19, 2023, the audit committee dismissed Marcum LLP (“Marcum”), Legacy SMAP’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm effective upon consummation of the Closing.
The report of Marcum on Legacy SMAP’s, the Company’s legal predecessor, balance sheet as of December 31, 2022 and 2021 and the statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding Legacy SMAP’s ability to continue as a going concern.
During the period from May 14, 2021 (inception) to December 31, 2022 and subsequent interim period through December 19, 2023, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Legacy SMAP’s financial statements for such period.
During the period from May 14, 2021 (inception) to December 31, 2022 and subsequent interim period through December 19, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).
As previously reported, on February 6, 2024, the Company formally engaged Deloitte, an independent registered public accounting firm, as its principal accountant to audit the Company’s financial statements. The retention of Deloitte was approved by the Company’s audit committee. During the Company’s most recent fiscal year ended December 31, 2023 and for the subsequent interim period through February 12, 2024, neither the Company, nor anyone on behalf of the Company consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(iv) of Regulation S-K.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of Deloitte, our independent registered public accounting firm, billed to MSAI in each of the last two fiscal years.
	Year Ended December 31,
	2023	2022
Audit Fees	$711,954	$459,000
Audit-Related Fees	1,173,551	-
Tax Fees	-	-
All Other Fees	-	-
Total	$1,885,505	$459,000
Audit Fees
Audit fees for the fiscal years ended December 31, 2023 and December 31, 2022 were $711,954 and $459,000, respectively. Such audit fees consist of aggregate fees, including expenses, billed and reasonably expected to be billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates in connection with the annual audit and interim reviews.
Audit-Related Fees
Audit-related fees for the fiscal years ended December 31, 2023 and December 31, 2022 were $1,173,551 and $0, respectively. Such audit-related fees consist of aggregate fees, including expenses, billed and reasonably expected to be billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates in connection with proxy statements and certain registration statements on Form S-1.
Tax Fees
There were no tax fees or expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates for the fiscal years ended December 31, 2023 and December 31, 2022.
All Other Fees
There were no other fees or expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates for the fiscal years ended December 31, 2023 and December 31, 2022.
Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm, other than services approved in accordance with appropriate pre-approval policies established by the audit committee and applicable SEC rules.
The audit committee’s policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee or (ii) entered into pursuant to the pre-approval policies and procedures. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the audit committee. Without limiting the foregoing, the audit committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the audit committee at its next scheduled meeting.

The above-described services provided to us by Deloitte prior to the closing of the Business Combination were provided under engagements entered into prior to our adoption of our pre-approval policies and, following the closing of the Business Combination, in accordance with such policies.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2023. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors
Margaret Chu, Chair of the Committee
Petros Kitsos
Stuart V. Flavin III

PROPOSAL NO. 3 APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY PURSUANT TO ITS EQUITY LINE OF CREDIT
Background and Overview
ELOC Common Stock Purchase Agreement
On April 16, 2024, we entered into a purchase agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (the “ELOC Investor”). Pursuant to the Purchase Agreement, we have the right, but not the obligation, to sell to the ELOC Investor up to $25.0 million worth of the Company’s common stock, par value $0.0001 per share (the “Purchase Shares”) over the term of the Purchase Agreement (the “Equity Line of Credit”), beginning only after certain conditions set forth in the Purchase Agreement have been satisfied, including that the registration statement registering the Purchase Shares for resale (the “Registration Statement”) shall have been declared effective under the Securities Act of 1933, as amended (the “Commencement Date”). In accordance with the Purchase Agreement, on April 16, 2024, we issued 171,821 shares of our common stock (the “Commitment Shares”) to the ELOC Investor as consideration for its commitment to purchase the Purchase Shares under the Purchase Agreement. Under the terms of the Purchase Agreement, in certain circumstances, we may be required to pay the ELOC Investor up to $500,000 (or 2.0% of the total commitment value under the Purchase Agreement), in cash, as a “make-whole” payment to the extent the aggregate amount of cash proceeds, if any, received by the ELOC Investor from the resale of the Commitment Shares prior to certain times set forth in the Purchase Agreement, is less than $500,000, in exchange for the ELOC Investor returning to us for cancelation all of the Commitment Shares we originally issued to the ELOC Investor upon execution of the Purchase Agreement that were not previously resold.
Concurrently with entering into the Purchase Agreement, we entered into a registration rights agreement with the ELOC Investor (the “Registration Rights Agreement”) pursuant to which we agreed to register the resale of the Purchase Shares and Commitment Shares that have been and may be issued to the ELOC Investor under the Purchase Agreement pursuant to the Registration Statement.
Under applicable rules of Nasdaq, in no event may we issue or sell to the ELOC Investor under the Purchase Agreement shares of our common stock, including the Commitment Shares, in excess of 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement, which is equal to 2,687,262 shares of common stock (the “Exchange Cap”) unless (i) we obtain stockholder approval to issue shares of our common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock issued to the ELOC Investor under the Purchase Agreement equals or exceeds $3.081 per share (which represents the official closing price of our common stock on The Nasdaq Capital Market on the trading day immediately prior to the signing of the Purchase Agreement and adjusted as required by Nasdaq to take into account our issuance of the Commitment Shares), such that the transactions contemplated by the Purchase Agreement are exempt from the Exchange Cap limitation under applicable Nasdaq rules. In any event, the Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq. The Purchase Agreement also prohibits us from directing the ELOC Investor to purchase any shares of our common stock if those shares, when aggregated with all other shares of our common stock then beneficially owned by the ELOC Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder), would result in the ELOC Investor and its affiliates beneficially owning more than 4.99% of the then total outstanding shares of common stock, which we refer to herein as the “Beneficial Ownership Limitation.”
As of April 16, 2024, we had issued 171,821 shares to the ELOC Investor, which consisted of only the Commitment Shares, and we had not received any gross proceeds from the ELOC as of that date.
Why We are Seeking Stockholder Approval of the ELOC Issuance Proposal
Pursuant to Nasdaq listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.
In light of this rule, the Purchase Agreement provides that, unless the Company obtains the approval of the ELOC Issuance Proposal, the Company is prohibited from issuing or selling any Purchase Shares to the ELOC Investor pursuant to the Equity Line of Credit if the issuance of such shares of common stock, together with the Commitment Shares, would exceed 19.99% of the Company’s outstanding shares of common stock immediately prior to signing the Purchase Agreement on April 16, 2024, or if such issuance would otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq. We also refer to this Proposal No. 3 as the “ELOC Issuance Proposal.”
Additional Information
This summary is intended to provide you with basic information concerning the Purchase Agreement. The full text of the Purchase Agreement was included as an exhibit to our Current Report on Form 8-K filed with the SEC on April 17, 2024.
Effect on Current Stockholders if the ELOC Issuance Proposal is Approved
Each additional share of common stock that would be issuable to the ELOC Investor would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to the ELOC Investor pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to the ELOC Investor could adversely affect prevailing market prices of our shares of common stock.
Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved
The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement and any related documents, as the Company has already done so, and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve the ELOC Issuance Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Commitment Shares to the ELOC Investor as consideration for its commitment to purchase shares of common stock under the Purchase Agreement, and the ELOC Investor will be under no obligation to return the Commitment Shares in the event that no Purchase Shares are issued pursuant to the Equity Line of Credit.
If the stockholders do not approve the ELOC Issuance Proposal, the Company will be unable to issue any Purchase Shares pursuant to its Equity Line of Credit in excess of 2,515,441 shares of common stock, unless the average price of all shares of common stock issued to the ELOC Investor under the Purchase Agreement equals or exceeds $3.081 per share (which represents the official closing price of our common stock on The Nasdaq Capital Market on the trading day immediately prior to the signing of the Purchase Agreement and adjusted as required by Nasdaq to take into account our issuance of the Commitment Shares), such that the transactions contemplated by the Purchase Agreement are exempt from the Exchange Cap limitation under applicable Nasdaq rules. Accordingly, if stockholder approval of the ELOC Issuance Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company expects to receive gross proceeds of up to $25.0 million upon issuance of all of the Purchase Shares, but the Company is not obligated to issue and sell any amount of Purchase Shares.
The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to issue Purchase Shares pursuant to its Equity Line of Credit, it may be unable to fully satisfy its ongoing business needs on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval, for purposes of complying with Nasdaq listing Rule 5635(d), of the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its Equity Line of Credit.

PROPOSAL NO. 4 APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING
The Board believes that, if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal No. 3, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve the ELOC Issuance Proposal, as applicable.
If our stockholders approve this Proposal No. 4, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies in favor of the ELOC Issuance Proposal. Among other things, approval of Proposal No. 4 could mean that, even if we had received proxies representing a sufficient number of votes against the ELOC Issuance Proposal (Proposal No. 3) such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on Proposal No. 3 and seek to convince the holders of those shares to change their votes to votes in favor of such proposal.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the ELOC Issuance Proposal.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 17, 2024. There are no family relationships among any of our executive officers or directors.
Executive Officer	Age	Position	In Current Position Since
Gary Strahan	64	Chief Executive Officer and Director	1995
Steven Winch(1)	52	President and Director	2020
Peter Baird	57	Chief Financial Officer	2020
Steve Guidry	66	General Counsel and Corporate Secretary	2020

(1)
See biography on page 9 of this proxy statement.

Gary Strahan. Since the Closing, Gary Strahan has served as a director and the Chief Executive Officer of MSAI. Mr. Strahan served as Legacy ICI’s Chief Executive Officer since its founding in 1995, using his experience in the infrared technology space and non-destructive testing (“NDT”) and other technologies to grow our business into the provider of high-resolution thermal sensing solutions it is today. Prior to starting Legacy ICI, Mr. Strahan worked at Mobil Oil from 1989 to 1994 as an Inspection Engineer, Inspection Manager and, eventually, Senior NDT Level III, during which time he established Mobil Oil’s NDT procedures. From 1994 to 1995, Mr. Strahan was a Mechanical Integrity Manager at Ameripol Synpol Corporation. Mr. Strahan was a Manufacturer’s Representative for Agema from 1995 to 1998. He was also a District Manager at FLIR Systems through its merger (now a subsidiary of Teledyne Technologies) in 1998 before leaving FLIR Systems Inc. in 2000 to work as a Manufacturer’s Representative of Mikron Infrared, Inc. until Mikron was purchased by LumaSense Technologies, Inc. in 2007. Mr. Strahan is a veteran of the U.S. Navy, where he was a Hull Technician and Diver. He is a Level III Certified Thermographer and attended Lamar University prior to joining the U.S. Navy. He attended UCSD after USN service. Mr. Strahan received certification as a mixed gas saturation diver from the College of Oceaneering and attended Don Boscoe Technical Institute where he was certified in multiple NDT methods including radiography, ultrasonics, magnetic particle, and liquid penetrant inspection. Mr. Strahan is an Authorized Inspector for the NBBI and has had API and AWS certifications. He currently serves on the ASTM E-20 Committee and SPIE Thermosense Committee.
Peter Baird. Since the Closing, Peter Baird has served as Chief Financial Officer of MSAI. Since August 2020, Mr. Baird served as Legacy ICI’s Chief Financial Officer, where he has established and managed a range of corporate functions from accounting, treasury and finance, among others. Prior to joining Legacy ICI, Mr. Baird worked at 91 Asset Management (formerly Investec Asset Management) as Head of African Private Equity from January 2017 to March 2020, and at Standard Chartered Bank as a Senior Managing Director and Head of African Private Equity from September 2011 to December 2016. In both of these roles he managed a team of professionals investing in and managing growth companies. Prior to this, Mr. Baird was a Principal at McKinsey & Company, where he worked from September 1995 to June 2006. During his investing career he has served on and/or chaired more than 25 corporate boards. He received a Bachelor of Arts degree cum laude with Honors in Economics and Political Science from Bates College, a Master of Arts degree in Quantitative Economics from the University of Cape Town, and a Master of Business Administration degree from the Stanford Graduate School of Business. At Stanford he was an Arjay Miller Scholar (top 10% of the class) and was also awarded certificates in Public Management and Global Management. Mr. Baird is also a Charted Financial Analyst and is a member of the Council on Foreign Relations.
Steve Guidry. Since the Closing, Steve Guidry has served as General Counsel and Corporate Secretary of MSAI. Mr. Guidry served as Legacy ICI’s General Counsel since April 2020 and as Corporate Secretary since July 2020. Previously, Mr. Guidry was a solo practitioner at his own law firm from October 2013 to April 2020 and, prior to that, he was a partner at the law firm of Germer Gertz, LLP from April 2001 to October 2012. Mr. Guidry received an Associate of Applied Science and a Bachelor of Science in Industrial Engineering and Industrial Technology from Lamar University and a Juris Doctor degree from the University of Texas at Austin.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. You can access our Corporate Governance Guidelines under the Governance section of the Investors page of our website at www.multisensorai.com, or by writing to our Secretary at our offices at 2105 West Cardinal Drive, Beaumont, Texas, 77705. Among the topics addressed in our Corporate Governance Guidelines are:

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Independence of the board

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Separate sessions of independent directors

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Lead director

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Director qualification standards and additional selection criteria

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Director orientation and continuing education

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Service on other boards

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Directors who resign or materially change their current positions with their own company or become aware of circumstances that may adversely reflect upon the director or the company

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Term limits

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Director responsibilities

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Compensation

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Board access to senior management

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Board access to independent advisors

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Self-evaluations

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Frequency of meetings

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Attendance of non-directors

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Advance receipt of meeting materials

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Committee matters

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Succession planning

Board Leadership Structure
Our Board of Directors does not have a policy on whether the role of the Chairperson and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairperson should be selected from the non-employee directors or be an employee. If the chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may elect a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors, on the one hand, and the Chief Executive Officer and Chairperson of the Board, on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board may serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer are currently separate. David Gow, an independent director, serves as Chairman of the Board, and Gary Strahan serves as our Chief Executive Officer.
The Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two individuals, with the Chair qualified as independent, is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Margaret Chu, Stuart V. Flavin III, David Gow, Petros Kitsos, and Reid Ryan, representing five of our seven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock.
Board Committees
Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter that has been approved by our Board and is available on our website at https://investors.multisensorai.com.
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Gary Strahan
Steven Winch
David Gow
Reid Ryan		Chair	X
Stuart V. Flavin III	X		Chair
Petros Kitsos	X	X	X
Margaret Chu	Chair	X
Audit Committee
Our audit committee is responsible for, among other things:
•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the annual financial statements that we file with the SEC;

•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related person transactions; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee currently consists of Margaret Chu, Petros Kitsos, and Stuart V. Flavin III, with Ms. Chu serving as chair. Our Board of Directors has determined that all members of our audit committee are financially literate and that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act. In addition, our Board of Directors has determined that Ms. Chu, Mr. Kitsos, and Mr. Flavin each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
Our compensation committee is responsible for, among other things:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by the board of directors, in conjunction with a majority of the independent members of the board of directors) the compensation of our Chief Executive Officer;

•
overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•
reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;

•
reviewing and approving all employment agreement and severance arrangements for our executive officers;

•
making recommendations to our board of directors regarding the compensation of our directors; and

•
retaining and overseeing any compensation consultants.

Our compensation committee currently consists of Reid Ryan, Margaret Chu, and Petros Kitsos, with Mr. Ryan serving as chair. Our Board of Directors has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members. Our Board of Directors has determined that each of Messrs. Ryan and Kitsos and Ms. Chu qualifies as a “non-employee director” as defined under Section 16b-3 of the Exchange Act.
Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.
Compensation Consultants
The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. The compensation committee did not engage the services of a compensation consultant in 2023.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
•
identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•
overseeing succession planning for our Chief Executive Officer and other executive officers;

•
periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;

•
overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and

•
developing and recommending to our board of directors a set of corporate governance guidelines.

Our nominating and corporate governance committee currently consists of Stuart V. Flavin III, Petros Kitsos, and Reid Ryan, with Mr. Flavin serving as chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.
Board and Board Committee Meetings and Attendance
During 2023, while our Board of Directors regularly met to discuss matters, due to the timing of the Business Combination in December 2023, it held one meeting in 2023. Because the audit committee, compensation committee and the nominating and corporate governance committee were not formed and constituted until the closing of the Business Combination, those committees did not meet in 2023. All of our incumbent directors who served in 2023 attended at least 75% of the meetings of the Board and committees on which he or she then served as a member.
Executive Sessions
Executive sessions, which are private sessions of the independent members of the Board, that excludes management and any non-independent directors are held on a regularly scheduled basis, but no less than twice a year.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. As a result of the timing of the Business Combination, we did not hold an annual meeting in 2023.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience as a board member of another publicly held company, the candidate’s professional and academic experience relevant to the Company’s industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, diversity of background and perspective, including, but not limited to, with respect to age, gender, race, ethnicity, place of residence and specialized experience; gender identification or identification as an underrepresented minority or as LGBTQIA+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In addition, the Board may consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
We consider diversity, such as gender, race, gender identification or identification as an underrepresented minority or as LGBTQIA+ a meaningful factor in identifying director nominees, and view such diversity characteristics as meaningful factors in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
David Gow and Reid Ryan were each initially recommended to serve on our Board by Legacy SMAP. Margaret Chu, Stuart V. Flavin III and Petros Kitsos were each initially recommended to serve on our Board by the board of directors of Legacy ICI. In determining to nominate each of the director nominees to be elected at the Annual Meeting, each were evaluated in accordance with our standard review process for director candidates described herein.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation to the attention of the Secretary, 2105 West Cardinal Drive, Beaumont, Texas, 77705.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, and our enterprise risk management program, including oversight of financial risks cybersecurity risks and information security risks. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation policies and practices. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Governance section of the Investors page of our website located at www.multisensorai.com, or by writing to our Secretary at our offices at 2105 West Cardinal Drive, Beaumont, Texas, 77705.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics and Conduct (the “Code”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code is available under the Governance section of the Investors page of our website at www.multisensorai.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees, as well as their family members and entities under their control. The policy prohibits such persons and entities from engaging in hedging transactions involving our equity securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)
We have instituted a clawback policy in accordance with the Nasdaq’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective December 19, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act, which include our named executive officers (each, a “covered employee”). In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.
Communications with the Board
Any securityholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, MultiSensor AI Holdings, Inc., 2105 West Cardinal Drive, Beaumont, Texas, 77705. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Board Diversity Matrix (as of April [  ], 2024)
Board Size
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQIA+	-
Did Not Disclose Demographic Background	-

EXECUTIVE AND DIRECTOR COMPENSATION
In this section, “we,” “us” and “our” generally refer to ICI prior to the Business Combination and MSAI from and after the Business Combination.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2023 Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:
•
Gary Strahan, Chief Executive Officer;

•
Steven Winch, President; and

•
Peter Baird, Chief Financial Officer.

2023 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Gary Strahan CEO	2023	125,068	—	—	3,000	128,068
	2022	119,944	—	—	—	119,944
Steven Winch President	2023	329,876	—	4,144,342	—	4,444,218
	2022	839,912		—	149,400	989,312
Peter Baird Chief Financial Officer	2023	230,838	200,000	4,259,254	—	4,690,091
	2022	238,345	—	—		238,345

(1)
Represents the grant date fair value of restricted stock unit (“RSU”) awards granted in the 2023 fiscal year computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024. This amount does not reflect the actual economic value that will be realized upon the vesting of the awards or the sale of the Common Stock underlying such awards.

(2)
This amount includes reimbursement of auto insurance premiums.

Narrative to Summary Compensation Table
Employment Agreements with Named Executive Officers
The Company entered into an amended and restated employment agreements with Messrs. Strahan, Winch and Baird, each effective on December 19, 2023. The material terms of these employment agreements are described below.
Gary Strahan. Pursuant to his amended employment agreement, Mr. Strahan is entitled to receive a base salary of $240,000 per year and he is eligible to receive an annual bonus payment in the discretion of the Board.
Steven Winch. Pursuant to his amended employment agreement, Mr. Winch is entitled to receive a base salary of $350,000 per year. Under the terms of the agreement, he received a grant of RSUs from ICI prior to the Closing, and received a grant of 635,649 RSUs from MSAI following the Closing.

Peter Baird. Pursuant to his amended employment agreement, Mr. Baird is entitled to receive a base salary of $240,000 per year and is eligible to receive an annual bonus payment in the discretion of the Board. Under the terms of the agreement, he received a grant of RSUs from ICI prior to the Closing, and received a grant of 373,630 RSUs from MSAI following the Closing.
General. Each of the amended and restated employment agreements has a one-year term and automatically renews for successive one-year terms unless a notice of non-renewal is provided at least 60 days prior to the end of the then-current term. If Mr. Strahan is removed or chooses to step down from his position as Chief Executive Officer, he will continue to be employed by the Company as an advisor and to receive payment of his base salary for the remainder of the then-current term. The Company can terminate the employment of each of Messrs. Winch and Baird without “cause” (as defined in each agreement) by providing ninety days’ notice or pay in lieu of notice. Each agreement also includes perpetual confidentiality and non-disparagement covenants and non-competition, non-solicitation covenants that apply during employment with the Company and for twelve months following termination of employment.
2023 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2023 annual base salaries for our named executive officers were $130,000 for Mr. Strahan after $350,000 for Mr. Winch and $240,000 for Mr. Baird. Mr. Strahan’s base salary was increased to $240,000 per year effective December 19, 2023. The actual base salaries earned by our named executive officers for services in 2023 are set forth above in the Summary Compensation Table in the column entitled “Salary.”
2023 Bonuses
Our named executive officers were eligible to earn discretionary cash bonuses for calendar year 2023, as determined by our board of directors. Our board of directors decided not to grant any discretionary bonuses for 2023.
Equity Compensation
2020 Equity Incentive Plan
Prior to the Business Combination, we maintained the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc. (the “2020 Plan”), under which awards of ICI options were granted to eligible service providers, including certain of our named executive officers. No awards were granted under the 2020 Plan to our NEOs in 2023. In connection with the completion of the Business Combination and the adoption of MSAI’s new equity incentive plan, we amended and restated the 2020 Plan to reflect the Business Combination and to provide that, following the Business Combination, awards may not be granted under the 2020 Plan.
2023 Incentive Plan
In connection with the Business Combination, the SportsMap Board adopted the Company’s 2023 Incentive Plan (the “MSAI Incentive Plan”), under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete, which is essential to our long-term success. The MSAI Incentive Plan became effective on the Closing Date.
Transaction-Related RSU Awards
In connection with the Business Combination, certain employees of ICI, including Messrs. Winch and Baird, received two separate restricted stock unit awards (the “Transaction RSU Awards”). The material terms of the Transaction RSU Awards are summarized below.
The first Transaction RSU Award was granted by ICI on December 19, 2023 (the “Pre-Closing ICI Transaction RSU Awards”) and vested on January 1, 2024. The second Transaction RSU Award was granted by MSAI pursuant to the MSAI Incentive Plan on April 1, 2024, the effective date of the Form S-8 that registered MSAI Common Stock issuable under the MSAI Incentive Plan (“MSAI Transaction RSU Awards”). The MSAI Transaction RSU Awards were fully vested at grant. Each Transaction RSU Award will be settled in twelve substantially equal monthly installments starting on the first anniversary of the closing of the Business Combination.
The Pre-Closing ICI Transaction RSU Awards covered ICI Class B Common Stock that were assumed by SportsMap in connection with the Business Combination and converted into a comparable restricted stock unit award covering shares of MSAI common stock, based upon the Exchange Ratio, and are otherwise subject to the same terms and conditions as applied to the underlying award immediately prior to the Closing.
The following table presents the number of shares of MSAI Common Stock covered by the Transaction RSU Awards granted to Messrs. Winch and Baird.
	Pre-Closing ICI Transaction RSU Awards	MSAI Transaction RSU Awards
Steven Winch	603,276	635,649
Peter Baird	624,524	373,630
Other Elements of Compensation
In 2023, the named executive officers also participated in standard health plans maintained by the Company, and Mr. Strahan was provided with personal use of a Company-owned vehicle and his auto insurance premiums were paid for by the Company. We do not provide any other perquisites to any of our named executive officers.
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
Merit Bonus
In 2023, our board of directors preliminarily approved a discretionary, merit- based bonus opportunity to Mr. Baird. The aggregate amount of the bonus is expected to be $600,000, but the actual amount (if any) and payment terms and conditions, including timing, will be determined from time to time by our board of directors or a subcommittee of the board in its discretion. In February 2024, Mr. Baird received a payment of $200,000 in respect of his performance in 2023. The amount and timing of future payments, if any, will be determined by the board of directors, or a subcommittee of the board, in its sole discretion.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of MSAI Common Stock underlying outstanding equity incentive plan awards held by each named executive officer as of December 31, 2023. All outstanding Options were granted pursuant to the 2020 Plan and became fully vested immediately prior to the Closing pursuant to the terms of the 2020 Plan. All other awards were granted pursuant to the MSAI Incentive Plan.
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary Strahan	—	—	—	—	—	—	—
Steven Winch	December 19, 2023	—	—	—	—	603,276
Peter Baird	December 19, 2023	—	—	—	—	624,524
	October 9, 2020	68,085	—	5.83	October 8, 2030
	January 18, 2021	80,098	—	5.83	January 17, 2031
	July 30, 2021	31,858	—	7.28	July 29, 2031
	December 7, 2021	24,438	—	7.28	December 6, 2031

(1)
The restricted stock units vested on January 1, 2024.

(2)
Calculated based on the closing price per share of $3.35 of the Company’s Common Stock on December 29, 2023 (the last trading day of 2023).

Director Compensation
No director, including any SportsMap director, received compensation for services provided as a director in 2023. Steve Guidry, an executive officer who was not a named executive officer in 2023, served as a director in 2023 but did not receive any additional compensation for his services as a director.
Equity Compensation Plan Information
The following table summarizes securities available for future issuance under our equity compensation plans as of December 31, 2023.
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,120,185(2)	$6.61(3)	3,040,486(4)
Equity compensation plans not approved by security holders(5)	1,886,166(6)	—	—
Total	3,006,351	$6.61	3,040,486

(1)
Consists of the 2023 Incentive Award Plan (the “2023 Plan”) and the Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”).

(2)
Consists of 1,120,185 options to purchase Common Stock under the 2020 Plan. As of December 31, 2023, no awards had been granted under the 2023 Plan.

(3)
As of December 31, 2023, the weighted-average exercise price of outstanding options under the 2020 Plan was $6.61.

(4)
Consists of (a) 3,040,486 shares initially reserved for future issuance under the 2023 Plan. To the extent that outstanding awards under the 2020 Plan expire, lapse or are terminated, exchanged for or settled in cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring the shares covered by the awards under the 2020 Plan at a price not greater than the price paid by the participant for such shares or not issuing any shares covered by the awards, the unused shares covered by such 2020 Plan awards will become available for issuance under the 2023 Plan. No additional awards will be granted under the 2020 Plan and, as a result, no shares remain available for issuance under the 2020 Plan.

(5)
Consists of awards made to Messrs. Winch, Baird and Guida pursuant to individual award agreements entered into in connection with the Business Combination.

(6)
Consists of 603,276, 624,524 and 658,366 outstanding restricted stock units that were granted to Messrs. Winch, Baird and Guida, respectively, pursuant to individual award agreements. Each restricted stock unit award vested on January 1, 2024 and is expected to be settled in twelve substantially equal monthly installments starting on the date following the first anniversary of the closing of the Business Combination.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 16, 2024, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The number of shares of our common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of April 16, 2024, including through the exercise of stock options and warrants and the vesting of restricted stock units, as noted in the table footnotes. Applicable percentage ownership is based on 13,614,854 shares of common stock outstanding as of April 16, 2024. Unless otherwise indicated below, the business address for each beneficial owner listed is c/o MultiSensor AI Holdings, Inc., 2105 West Cardinal Drive, Beaumont, Texas 77705.
Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Holders of more than 5%
Barclays PLC(1)	774,624	5.7%
Named executive officers and directors:
Gary Strahan(2)	6,371,018	46.6%
Steven Winch(3)	552,805	4.1%
Peter Baird(4)	210,102	1.5%
David Gow(5)	682,588	5.0%
Reid Ryan(6)	129,932	1.0%
Stuart V. Flavin III	—	—
Petros Kitsos	—	—
Margaret Chu	—	—
All executive officers and directors as a group (9 individuals)(7)	7,963,465	57.1%

*
Less than 1%.

(1)
Based solely on a Schedule 13G filed jointly with the SEC on February 11, 2022, Barclays PLC has sole voting and dispositive power over 774,624 shares, Barclays Bank PLC has sole voting and dispositive power over 674,624 shares and Barclays Capital, Inc. has sole voting and dispositive power over 100,000 shares. The securities reported by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC. Barclays Bank PLC, is a wholly owned subsidiary of Barclays PLC. Barclays. The business address of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The business address of Barclays Capital Inc. is 745 Seventh Avenue, New York, New York, 10019.

(2)
Represents for Mr. Strahan: (i) 6,015,939 shares of common stock held by Mr. Strahan; (ii) 50,000 shares of common stock underlying private placement warrants exercisable within 60 days of

April 16, 2024; and (iii) 305,079 shares of common stock held by the Jill A. Blashack Revocable Trust U/A May 8, 2004, as amended and restated, of which Jill A. Blashack, the wife of Mr. Strahan, is trustee and as to which Mr. Strahan has shared voting and dispositive power.
(3)
Represents for Mr. Winch: (i) 5,595 shares of common stock held by Mr. Winch and (ii) 547,210 shares of common stock held by Villard Capital, LLC, an estate-planning vehicle for Mr. Winch controlled by Mr. Winch.

(4)
Represents for Mr. Baird (i) 5,608 shares of common stock and (ii) 204,494 shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days of April 16, 2024.

(5)
Represents for Mr. Gow (i) 636,888 shares of common stock and (ii) 45,700 shares of common stock underlying private placement warrants exercisable within 60 days of April 16, 2024.

(6)
Represents for Mr. Reid (i) 126,182 shares of common stock and (ii) 3,750 shares of common stock underlying private placement warrants exercisable within 60 days of April 16, 2024.

(7)
Consists of: (i) 7,642,501 shares of common stock, (ii) 99,450 shares of common stock underlying private placement warrants that will be exercisable within 60 days of April 16, 2024; and (iii) 221,514 shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days of April 16, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal account officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2023, except that each of Gary Strahan and David Gow filed a late Form 4 each covering two transactions.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount is applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. Under the policy, the audit committee reviews the relevant known facts and circumstances of the related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Ethics and Conduct, and either approve or decline to approve the related person transaction. It is our policy that a director not participate in the approval of a related person transaction as to which he or she is a “related person.”
All transactions described below that were entered into following the Closing of the Business Combination were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee.
Legacy SMAP Related Party Transactions
Prior to Legacy SMAP’s initial public offering (the “IPO”), Legacy SMAP issued an aggregate of 2,875,000 shares (the “Founder Shares”) of common stock of SportsMap, par value $0.001 per share (“SportsMap Common Stock”) to SportsMap, LLC (the “Sponsor”), Roth Capital Partners, LLC, the representative of the underwriters in the IPO, and Legacy SportsMap officers and directors (together, the “SportsMap Initial Stockholders”) for an aggregate purchase price of $25,000, or approximately $0.009 per share.
Subject to certain limited exceptions, the SportsMap Initial Stockholders agreed not to transfer, assign or sell their SportsMap Founder Shares until six months after the date of the consummation of the Business Combination or earlier if, subsequent to the Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their SportsMap Common Stock for cash, securities or other property.
The SportsMap Initial Stockholders purchased an aggregate of 675,000 private placement units at a price of $10.00 per unit in the private placement that occurred simultaneously with the closing of Legacy SMAP’s IPO.
Legacy SMAP entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in Legacy SMAP’s certificate of incorporation.
Legacy SMAP was party to an administrative services agreement pursuant to which Legacy SMAP paid Gow Media, LLC, a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of Legacy SMAP’s Business Combination Legacy SMAP ceased paying these monthly fees. Legacy SMAP paid a total of $234,516 for office space, utilities, secretarial support and other administrative and consulting services. Gow Media, LLC paid Lawson Gow, who served as Legacy SMAP’s Chief Strategy Officer, approximately $100,000 per year in connection with services related to identifying and consummating the Business Combination.
Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on Legacy SMAP’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, has been or will be paid to Legacy SMAP’s Sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to Legacy SMAP’s Business Combination (regardless of the type of transaction that it is).

As of June 23, 2021, Legacy SMAP’s Sponsor advanced Legacy SMAP, pursuant to a promissory note, a total of $50,025 used for a portion of the expenses of Legacy SMAP’s IPO. The loan was, at the discretion of the Sponsor, due on the earlier of February 28, 2022, the consummation of Legacy SMAP’s IPO or the abandonment of Legacy SMAP’s IPO. The promissory note was payable without interest. The promissory note was repaid out of the proceeds of Legacy SMAP’s IPO available to Legacy SMAP for payment of offering expenses.
Legacy SMAP entered into a registration rights agreement with respect to the SportsMap Founder Shares and Private Placement Units, among other securities.
MSAI Related Party Transactions
Promissory Notes
Stockholder Promissory Note
On July 14, 2020, the Company issued a promissory note to its majority stockholder and chief executive officer, Gary Strahan, in an amount of $29,718,000, representing the retained earnings of the Company prior to July 15, 2020 (the “Stockholder Promissory Note”). Prior to its conversion, the Stockholder Promissory Note bore interest at the rate of 0.45% per annum, with all principal and accrued interest due and payable in full on July 14, 2025.
The Stockholder Promissory Note was unsecured and was subordinate to an asset-based revolving agreement with Wells Fargo Bank, National Association (the “Credit Agreement”). Principal and interest payments were payable by the Company in cash or in-kind prior to maturity so long as the Company was in compliance with the covenants under the Credit Agreement.
During the years ended December 31, 2022 and 2021 the Company made principal cash payments of $100,000 and $3,989,000, respectively. The Company received additional proceeds in the amount of $200,000 in November and December 2022.
Interest expense for the nine months ended September 30, 2023 and the year ended December 31, 2022 were $32,000 and $83,000, respectively. Interest expense was paid in kind.
On May 31, 2023, the Company completed the conversion of the outstanding principal and accrued and unpaid interests of the Stockholder Promissory Note of $18,504,000 into 142,028 shares of Legacy ICI common stock.
Related Party Promissory Notes
On August 9, 2022, the Company borrowed $1,000,000 under an unsecured non-interest bearing promissory note with an immediate family member of Mr. Strahan to fund short-term working capital needs (the “Related Party Promissory Note”). The Related Party Promissory Note was to be payable in full on any future date on which the lender demands repayment and, if still outstanding, was to be repaid in full in connection with the Business Combination. The holder of the Related Party Promissory Note has agreed to roll such note into Financing Notes in connection with the Financing.
In December 2023, the Company borrowed $200,000 under an unsecured non-interest bearing promissory note with Mr. Strahan to fund short-term working capital needs. The promissory note was repaid during the three months ended March 31, 2024.
Legacy ICI Convertible Notes
From December 2022 through September 2023, Legacy ICI issued convertible notes (the “Legacy ICI Convertible Notes”) to several accredited private investors in an aggregate principal amount of $2,925,000. The Legacy ICI Convertible Notes had a stated maturity date of 6 months from the effective date and bore a paid-in-kind interest rate of 10% per annum increasing to 12% effective on February 15, 2023. Of the $2,925,000 aggregate principal amount of the Legacy Convertible Notes, $300,000 were held by related parties of Legacy SMAP and Legacy ICI, including $100,000 held by David Gow, $50,000 held by Reid Ryan, $25,000 held by each of Peter Baird and Steven Winch and $100,000 held by an immediate family member of Reid Ryan.
The Legacy ICI Convertible Notes converted into shares of Legacy ICI common stock immediately prior to the effective time of the Business Combination and converted into shares of our common stock in the merger in the same manner as other shares of Legacy ICI common stock.
Compensation of Immediate Family Member of Gary Strahan
We employ two immediate family members of Mr. Strahan in non-executive officer positions. In each of the years ended December 31, 2023 and 2022, each of these family members received total compensation from MSAI of less than $200,000 per year.
Financing and Subsequent Conversion Transactions
On December 1, 2023, Legacy SMAP entered into the Subscription Agreement with certain investors (the “Financing Investors”) pursuant to which Legacy SMAP issued and sold to the Financing Investors an aggregate of $6.805 million in Financing Notes in connection with the Closing. David Gow, formerly a director of Legacy SMAP and its Chief Executive Officer and now a member of our board of directors, Steven Webster, a former director of Legacy SMAP, and Oliver Luck, a former director of Legacy SMAP, were among the Financing Investors and were issued $200,000 of Financing Notes (all in exchange for previously existing SportsMap promissory notes) and $100,000 of Financing Notes, respectively. The spouse of Gary Strahan was also among the Financing Investors and the holder of $1.0 million of promissory notes that were exchanged for an equivalent amount of Financing Notes.
Under their terms, each Financing Note and scheduled to mature on the third anniversary of the Closing (the “Maturity Date”) and is convertible at any time at the Financing Investors’ option at a conversion price of $10.00 per share, subject to certain customary adjustments (such shares issuable upon conversion of Financing Notes, the “Conversion Shares”). Except with the consent of the holder of the applicable Financing Note, MSAI may not repay any principal amount of any Financing Note prior to the Maturity Date.
Following the issuance of the Financing Notes, MSAI is to pay interest on the aggregate unconverted and then outstanding principal amount of such notes at the rate of 9% per annum, payable (i) quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, (ii) on each date on which a Holder elects to convert any amount of Financing Notes and (iii) on the Maturity Date (each such date, an “Interest Payment Date”), in cash or, if the Holder elects to receive interest on the Financing Note in the form of shares of our common stock. If the Holder elects to receive interest in shares of our common stock, such interest shall be payable at a rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable shares of our common stock at a volume-weighted average price for the 30 consecutive trading days ending on the trading day immediately prior to the applicable Interest Payment Date (which shall not be less than $1.00) (such shares payable in lieu of cash interest, the “Interest Shares”). Failure to pay interest is deemed an event of default and the interest rate shall increase automatically to 15% per annum until repaid.
Pursuant to the Subscription Agreement, Legacy SMAP also issued warrants (the “Financing Warrants”) to the Financing Investors to purchase an aggregate of 340,250 shares of our common stock (such shares issuable upon exercise of the Financing Warrants, the “Financing Warrant Shares”), at an exercise price of $11.50 per Financing Warrant Share. The Financing Warrants are allocated ratably among the Financing Investors in accordance with their respective investment pursuant to the Subscription Agreement. The Financing Warrants are exercisable at any time after issuance at Closing and before the fifth anniversary of the Closing. The Financing Warrants are not subject to any redemption provision, and can be exercised for cash or on a cashless basis at the discretion of the holder. In addition, in order to induce the Financing Investors to enter into the Subscription Agreement, certain holders of SportsMap Founder Shares and Legacy ICI Stockholders transferred, and Legacy ICI issued prior to Closing for exchange at the Exchange Ratio at Closing, an aggregate of 680,500 shares (the “Inducement Shares”) of our common stock to the Financing Investors at Closing.
Pursuant to the terms of the Subscription Agreement, the Financing Notes, the Financing Warrants, the Conversion Shares, the Interest Shares and Financing Warrant Shares may not be transferred in the first six months following the Closing.

Conversion of Loan Obligation
On March 30, 2024, the Company entered into a subscription agreement (the “Gow Subscription Agreement”) whereby the Company agreed to issue 60,060 shares of common stock to David Gow in exchange for the cancellation of his Financing Note described above (at an effective price per share of $3.33). The Gow Subscription Agreement contains prohibitions against the direct or indirect transfer, pledge, sale or other disposal of the shares of common stock issued as a result of the conversion for a period of six months.
Amendment of Convertible Promissory Notes
Effective March 31, 2024, the Board of Directors approved the modification of the terms of the $3.53 million in principal amount of convertible promissory notes among other things, to reduce the conversion price of the principal and interest to $5.00 per share of common stock. Two of those Remaining Notes (which hereafter are referred to as the “Related Party Notes”) are owned by David Gow, a director of the Company, and the Jill A. Blashack Strahan Trust, which is deemed to be beneficially owned by Gary Strahan, Chief Executive Officer and a director of the Company. The aggregate principal balance of such Related Party Notes was $1.2 million. As an incentive to induce the holders of the Remaining Notes to convert such notes, and with the objective of meeting Nasdaq’s listing requirements specific to stockholders’ equity, the Board of Directors approved the reduction of the conversion price of the principal and interest to $5.00 per share of Common Stock and entered into Note Amendments with David Gow and the Jill A. Blashack Strahan Trust (the “Note Amendments”). Thereafter David Gow and the Jill A. Blashack Strahan Trust elected to convert the Remaining Notes into shares of our common stock effective as of March 31, 2024. The Company issued 243,048 shares of its common stock pursuant to David Gow’s and the Jill A. Blashack Strahan Trust’s respective elections to convert their Remaining Notes. The Note Amendments contain prohibitions against the direct or indirect transfer, pledge, sale or other disposal of the shares of Common Stock issued as a result of the conversion for a period of six months.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. Further, pursuant to our indemnification agreements and directors’ and officers’ liability insurance, our directors and executive officers are indemnified and insured against the cost of defense, settlement or payment of a judgment under certain circumstances.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2105 West Cardinal Drive, Beaumont, Texas 77705, in writing not later than [      ].
Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director (including director nominations pursuant to Rule 14a-19), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than the close of business on February 17, 2025 and no later than the close of business on March 19, 2025. The notice must contain the information required by our Bylaws. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after June 17, 2025, then the stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 Annual Meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2023 ANNUAL REPORT
Our 2023 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2023 Annual Report, including our Annual Report on Form 10-K for 2023, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, MultiSensor AI Holdings, Inc., 2105 West Cardinal Drive, Beaumont, Texas 77705.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Gary Strahan

Gary Strahan
Chief Executive Officer
Beaumont, Texas
April [  ], 2024

MULTISENSOR AI HOLDINGS, INC.2105 WEST CARDINAL DRIVEBEAUMONT, TX 77705 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 16, 2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MSAI2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 16, 2024. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSV48048-P12749 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MULTISENSOR AI HOLDINGS, INC.01) Margaret Chu02) Stuart V. Flavin III03) David Gow04) Petros Kitsos05) Reid Ryan06) Steven WinchNominees:1. Election of DirectorsThe Board of Directors recommends you vote FOR eachof the Nominees listed in Proposal 1: ! ! !ForAllWithholdAllFor AllExcept To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. For Against Abstain! ! !! ! !! ! !3. Approval, for purposes of complying with Nasdaq listing Rule 5635(d), of the issuance of the maximum number of shares of common stock issuable bythe Company pursuant to its equity line of credit with B. Riley Principal Capital II, LLC.2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024.4. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of theAnnual Meeting to approve Proposal No. 3.The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V48049-P12749 MULTISENSOR AI HOLDINGS, INC.Annual Meeting of StockholdersJune 17, 2024 10:00 AM, Central TimeThis proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Steve Guidry and Peter Baird, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MULTISENSOR AI HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM, Central Time on June 17, 2024, atwww.virtualshareholdermeeting.com/MSAI2024, and any adjournment, continuation or postponement thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before theAnnual Meeting of Stockholders.Continued and to be signed on reverse side